Exhibit 99.4

EXECUTION COPY

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Agreement”), dated as of March 15, 2010 is entered into by AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (the “Company”) and certain of its affiliates (collectively, the “Grantors”) and Wilmington Trust FSB, as the Collateral Agent (the “Collateral Agent”) for itself and the Trustee and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement dated as of March 15, 2010 among the Grantors and the Collateral Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Collateral Agent in certain Patents whether now owned or existing or hereafter acquired or arising and wherever located, including the Patents listed on Schedule A hereto (“Secured Patents”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Agent hereby agree as follows:

1.                                       Grant of Security Interest.

(a)                                  Each Grantor hereby grants to the Collateral Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all the Secured Patents, subject to the terms and conditions of the Security Agreement and (solely in the case of Secondary Collateral) the Intercreditor Agreement.

(b)                                 The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. The rights and remedies of the Trustee and the Holders with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement.  In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2.                                       Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement and the Intercreditor Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining the applicable Grantor’s approval of or signature to such modification, by amending Schedule A hereto to include reference to any right, title or interest in any existing Patents or any Patents acquired or developed by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights in which such Grantor no longer has or claims any right, title or interest.

3.                                       Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4.                                       Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each Grantor and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder.

5.                                       Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  Facsimiles shall be effective as originals.

[signature page follows]

2

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:
	Name:	William J. Brennan
	Title:	Chief Accounting and Compliance Officer

AVENTINE RENEWABLE ENERGY, INC.

By:
	Name:	William J. Brennan
	Title:	Chief Accounting and Compliance Officer

AVENTINE RENEWABLE ENERGY — AURORA WEST, LLC

By:
	Name:	William J. Brennan
	Title:	Chief Accounting and Compliance Officer

AVENTINE RENEWABLE ENERGY — MT VERNON, LLC

By:
	Name:	William J. Brennan
	Title:	Chief Accounting and Compliance Officer

Signature Page to Patent Security Agreement

AVENTINE POWER, LLC

By:
Name:	William J. Brennan
Title:	Chief Accounting and Compliance Officer

NEBRASKA ENERGY, L.L.C.

By:
Name:	William J. Brennan
Title:	Vice President — Finance

Signature Page to Patent Security Agreement

COLLATERAL AGENT:	WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

Signature Page to Patent Security Agreement

SCHEDULE A

PATENT SECURITY AGREEMENT

I.              REGISTERED PATENTS

Application or Patent No.	Country	Issue or Filing Date	Expiration Date	Title	Owner
7,566,383	USA		07/28/2019	U.S. Patent “Heat Recovery from a Biomass Heat Source”	Aventine Renewable Inc.

II.            PATENT APPLICATIONS

None.

UNITED STATES OF AMERICA	:
STATE OF	:	SS
COUNTY OF	:

On this         of  March, 2010, before me personally appeared                                       , to me known and being duly sworn, deposes and says that s/he is authorized to sign on behalf of AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation, AVENTINE RENEWABLE ENERGY — AURORA WEST, LLC, a Delaware limited liability company, AVENTINE RENEWABLE ENERGY, INC., a Delaware corporation, AVENTINE RENEWABLE ENERGY — MT VERNON, LLC, a Delaware limited liability company, AVENTINE POWER, LLC, a Delaware limited liability company, NEBRASKA ENERGY, L.L.C., a Kansas limited liability company, that s/he signed the Agreement thereto pursuant to the authority vested in him/her by law; that the within Agreement is the voluntary act of such company; and s/he desires the same to be recorded as such.

Notary Public
My Commission Expires:

Notary Page to Patent Security Agreement